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                          PLEASE VOTE YOUR PROXY TODAY
       SPECIAL MEETING OF SHAREHOLDERS OF CERTAIN FUNDS OF THE GALAXY FUND
                          SCHEDULED FOR JUNE 15, 2001

   Dear Shareholder:

   We recently sent you proxy materials in connection with a Special Meeting of Shareholders of certain Funds of THE GALAXY FUND and have not yet received your vote. Your vote is important! Please take a moment now to review the proxy statement, sign the proxy card and return the card immediately if you have not done so already.

   To facilitate receiving your voted proxy as quickly as possible, we have instructed our independent proxy tabulator to forward another copy of the enclosed proxy materials to you by either priority mail or overnight delivery.

   THE ENCLOSED FEDERAL EXPRESS ENVELOPE HAS BEEN PROVIDED TO SPEED THE RETURN OF YOUR SIGNED PROXY. TO USE THIS RETURN ENVELOPE, SIMPLY CALL FEDERAL EXPRESS AT 1-800-238-5355. FEDERAL EXPRESS WILL PICK UP THE ENVELOPE AT YOUR LOCATION. THERE IS NO CHARGE FOR EITHER THE PHONE CALL OR THE PICK-UP.

   If you prefer, you can also vote by touch-tone telephone or via the internet.

1. VOTE BY TOUCH-TONE TELEPHONE: Dial 1-888-221-0697, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can vote each card during the call. Each card has a different control number.
2. VOTE VIA THE INTERNET: Log on to www.proxyweb.com, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the instructions on the screen. Internet voting is available 24 hours a day, 7 days a week. If you received more than one proxy card, you can vote each card during the same session. Each card has a different control number.

            IF YOU VOTE BY TOUCH-TONE TELEPHONE OR VIA THE INTERNET,
                      PLEASE DO NOT RETURN YOUR PROXY CARD.